Item 1: Report to Shareholders

Blue Chip Growth Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets performed well in the first half of 2007. Investors responded favorably to improving corporate earnings driven by strong growth in several key international economies. A slowdown in housing (and the overall U.S. economy), related subprime mortgage woes, and rising energy prices are valid concerns. However, we continue to believe that moderate interest rates, reasonable valuations, and corporate earnings gains are supportive of favorable investment performance, particularly for large-cap growth stocks.

HIGHLIGHTS

• The fund generated good results for the 6- and 12-month periods ended June 30, 2007, that outperformed its benchmarks.

• Our holdings in the information technology, energy, and consumer discretionary sectors were the portfolio’s best contributors for the past six months.

• Ultimately, corporate earnings, interest rates (inflation), and valuation will be the primary determinants of stock performance.

• We think high-quality, consistent-growth companies appear attractive, and we believe a solid case can be made for investing in large-cap growth stocks.

The fund produced strong absolute and relative returns that outperformed the S&P 500, the style-specific Russell 1000 Growth Index, and the Lipper average of large-cap growth funds for the six and the 12 months ended June 30, 2007. (Results for the Advisor and R Class shares varied slightly, reflecting their different fee structures.)

The Blue Chip Growth Fund continued to compare quite favorably relative to its peer group over the longer term. Lipper ranked the fund in the top 8% of its large-cap growth funds universe for the past five years and in the top quintile of its peer group for the past 1-, 3- and 10-year periods ended June 30, 2007. (Based on cumulative total return, Lipper ranked the Blue Chip Growth Fund 76 out of 717, 91 out of 614, 36 out of 494, and 34 out of 193 funds in the large-cap growth funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2007, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The Federal Reserve’s program of increasing interest rates has been on hold for the past year, and weakness in manufacturing and a continued housing slump have led to some slowing in inflation. However, energy and other commodity prices have risen, in part due to strength in Asian economies. There are also signs that U.S. economic growth may be rebounding from the first quarter’s anemic pace. Consequently, we think the Fed will be reluctant to lower short-term rates. Additionally, many of the world’s central banks continue to raise rates in response to robust growth in their economies. This also limits the flexibility the Fed has to lower rates in the U.S. This is especially true if the central bank wants to maintain interest rate parity and not contribute to additional dollar weakness.

The market faces issues that could impede further gains. Weakness in the housing market and the inability of some subprime mortgage borrowers to make their mortgage payments has led to a sharp increase in delinquencies and, ultimately, losses for subprime mortgage holders. Because a number of these mortgages have been packaged and sold in various financial instruments such as collateralized debt obligations (CDOs), there is some fear that there will be significant additional losses for investors in these securities. An increase in mortgage losses is certainly noteworthy, and several major CDO holders have already experienced difficulties. We are watching the developments in this area carefully. While we believe that some financial companies without significant direct exposure to this market have been incorrectly punished, more serious deterioration in housing and mortgage credit quality is a significant risk for the economy and financial markets.

We believe that corporate earnings, interest rates (inflation), and valuation will continue to be the primary determinants of long-term stock performance. As we noted in our year-end letter, discerning their direction is perhaps more challenging than usual, and the recent strength in energy and other commodities, as well as general economic resilience, argue against the Federal Reserve lowering rates in the near future. However, the strong growth in Asia, Europe, and many international markets augurs well for earnings growth at many multinational companies. Finally, valuation is often underestimated as a determinant of future stock performance. While we recognize that valuation is less supportive given the strong stock market gains over the last year, we believe that valuations are reasonable, particularly for many large-cap, consistent-growth companies.

PORTFOLIO REVIEW

Information technology stocks were the portfolio’s largest first-half contributors. As is frequently the case in investing, a controversial area can subsequently yield good results, particularly if stock selection is sound. Apple continued to generate substantial gains for your fund as it launched several innovative products. While the iPhone appears to have generated the most interest, Apple TV—a product designed to link televisions and computers more effectively—and enhancements to the iPod and Macintosh personal computer are also noteworthy. Google was also a standout performer. The company continued to take market share in Internet search, and it expanded profitably into banner advertising, video and applications software, and security. Juniper Networks recorded good gains thanks to key management changes and the launch of several new products. It has also benefited, along with Cisco Systems, from growing networking infrastructure spending in global markets. Nokia generated robust sales of advanced wireless handsets, as did one of its key suppliers, Texas Instruments. Patience with tech leaders EMC and Intel also paid off. EMC has had tremendous success with its WMware virtual software and storage products, and Intel appears to have reestablished product innovation and cost leadership. Software manufacturers Autodesk, a leading maker of computer-aided drafting applications, and Oracle contributed solid gains. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Energy was the second-largest sector contributor to the portfolio’s six-month results. Our energy analyst has had some keen insights in the services area. He has favored Schlumberger, Smith International, and Baker Hughes, and each has been a major long-term winner. All of these companies are industry leaders, and generate strong free cash flow and return on equity. Total and ExxonMobil have also been well managed, and both stocks performed well.

Consumer discretionary is a diverse sector that contained several big gainers for the portfolio. Online retailer Amazon.com was our best contributor for the last six months. Our analyst correctly foresaw that the company’s operating margins would begin to expand just at the time that several new product initiatives were accelerating revenues. Traditional multiline retailers Target and Kohl’s also performed quite well. While retailing stocks have come under pressure recently, we believe these two companies will continue to take market share and grow profitably. As large-cap growth managers, we typically will not have many companies acquired by private capital concerns. However, Harman International (a leader in navigation and entertainment systems for autos and boats) received a purchase offer resulting in solid appreciation.

Although our holdings in the telecommunication services sector are somewhat limited, we had several major winners. America Movil, a dominant provider of wireless telecom services in Latin America, has been a stellar performer for your fund for several years. It has more than 125 million subscribers in 15 countries and generates strong free cash flow. Rogers Communications also produced excellent gains. It is a leading provider of wireless and cable services in Canada, and is enjoying faster subscriber growth than most of its competitors. American Tower was another solid first-half gainer. The company continued to benefit from growth in wireless voice and data communications. It has a very stable, profitable business model and benefits from the price escalators incorporated in its long-term contracts.

Health care was another positive sector worthy of mention. Pharmacy benefits managers continued to generate good earnings and free cash flow growth as mail order and generic drugs proliferate. Medco, Express Scripts, and CVS Caremark (now categorized as a consumer staples holding) were solid first-half performers. While CVS Caremark faces a challenging merger integration, we think highly of the management team and like the core drugstore operation, which is a highly profitable and growing business.

We had a few significant negative performers in the health care sector as well. Biotech giant Amgen was the portfolio’s largest detractor for the six-month period. The company suffered a number of setbacks in its largest class of products, which includes Aranesp, used to help chemotherapy patients battle anemia. The Food and Drug Administration cited concerns regarding the drug’s safety and efficacy. Amgen also experienced some disappointment with a major product in its pipeline (Vectibix, for colon cancer). While we think it is possible for Amgen to overcome these issues, we significantly reduced our position because Aranesp represents such a large portion of the company’s revenues.

Drug manufacturer Sepracor and biotech holding Genentech were also disappointing. Sepracor suffered due to a severe reduction in reimbursement for one of its key respiratory products and slower-than-expected growth for insomnia drug Lunesta. Genentech’s stock fell because investors feared that Avastin, its major cancer drug, would generate less-than-expected growth after a key trial showed that a reduced dose was just as effective for lung cancer patients. While we are wary that Avastin could prove to be disappointing, we think that other products and the firm’s research and development efforts are doing well. We believe the stock is as inexpensive as it has been in several years and added to our holdings during the period.

Several financial stocks, including Citigroup, Merrill Lynch, and Countrywide Financial, performed poorly in the first half due to rising interest rates and concerns surrounding credit quality and the subprime mortgage debacle. As noted earlier, our view of the housing market, subprime mortgage quality, and overall credit quality cause us to be cautious. However, that view did not lead us to believe that all financial stocks would underperform, and several financial stocks were, in fact, solid first-half performers.

STRATEGY

We target companies with durable, sustainable earnings and cash flow growth. The free cash flow we prize has become even more valuable now that tax laws treat dividends more favorably.

Over the past six months we made substantial additions to existing holdings, including Coach, Electronic Arts, Genentech, eBay, Morgan Stanley, Expeditors International, and General Dynamics as shown in our table of largest purchases on page 10. Drug makers Merck and Schering-Plough were our largest purchases among our new holdings in the first half of 2007. Merck continues to generate earnings surprises as new products such as diabetes drug Januvia and cervical cancer vaccine Gardasil thrive and expenses are tightly controlled. Schering-Plough continues to show industry-leading earnings growth due to the strength of their cholesterol-lowering drug franchise. Foster Wheeler, a leading engineering and construction company, was among our largest purchases and a new portfolio holding that has already performed well. Our analyst believes that it will continue to excel based on the company’s large and growing backlog of energy and power projects and its focus on maintaining industry-leading profit margins.

Our top sales included the elimination of Tyco International, SLM Corporation, Pfizer, and Johnson & Johnson. Tyco had been a good performer but we decided to eliminate the position before it split into three companies. SLM received an acquisition offer from a private capital firm and we locked in healthy gains on the position (the stock subsequently headed lower as there appears to be a possibility that the offer will be rescinded). Pfizer and Johnson & Johnson were eliminated due to concerns regarding their ability to show consistently strong earnings growth. Our analyst felt that there were several alternatives (including Merck, Schering-Plough, and other health care companies) that were more compelling.

OUTLOOK

Stocks have posted strong gains over the past year. Although we anticipated a decline in housing activity and housing prices, the correction could ultimately be worse than our fairly pessimistic view. If the problems in subprime mortgages spread, causing broad deterioration in credit quality or a contraction in credit, it would certainly be problematic for the stock market. Energy and commodity prices remain uncooperative, and geopolitical events could rattle the markets. Investors are also fixated on the Federal Reserve’s commentary. However, in our view, the Fed is unlikely to ease rates over the near term.

We have tried to carefully weigh these risks. We think the housing correction and subprime woes may be stubborn but still manageable in terms of their effect on economic growth. We are not looking for the Fed to cut rates but would also be surprised if rates were hiked significantly. Ultimately, we feel the prospects for corporate earnings growth and relatively stable interest rates are favorable. Valuations are clearly not as supportive as they were six or 12 months ago, given the recent gains.

However, we think that high-quality, consistent-growth companies appear attractive. We believe a solid case can be made for investing in U.S. stocks for the following reasons:

1. Earnings growth remains strong at many high-quality U.S. companies, many of which do not need a robust economic recovery to produce strong profit growth.

2. The stocks of many consistent-growth companies remain reasonably valued despite the recent market rebound.

3. Companies have reduced expenses significantly. Consequently, a continued pickup in revenue growth could result in strong profit growth.

4. Many of our holdings generate significant free cash flow, and free cash flow margins are at multi-decade highs. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns while managing risk by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and Chairman of the Investment Advisory Committee

July 20, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007 ERRATUM

Effective May 1, 2007, the fund’s operating policy that sets forth the percentage of the fund’s “total bond assets” that may be invested in noninvestment-grade securities is hereby corrected to remove the word “bond” and refer to “total assets” instead.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price to its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/07‡	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE						
Beginning of period	$ 35.73	$ 32.68	$ 30.92	$ 28.45	$ 21.95	$ 28.97
Investment activities						
Net investment income	0.08	0.12	0.09	0.16	0.02	–
Net realized and unrealized gain (loss)	3.09	3.06	1.75	2.47	6.51	(7.02)
Total from investment activities	3.17	3.18	1.84	2.63	6.53	(7.02)
Distributions						
Net investment income	–	(0.13)	(0.08)	(0.16)	(0.03)	–
NET ASSET VALUE						
End of period	**$ 38.90**	**$ 35.73**	**$ 32.68**	**$ 30.92**	**$ 28.45**	**$ 21.95**

Ratios/Supplemental Data

Total return^	8.87%	9.73%	5.95%	9.25%	29.75%	(24.23)%
Ratio of total expenses to average net assets	0.78%†	0.81%	0.85%	0.88%	0.95%	0.96%
Ratio of net investment income to average net assets	0.44%†	0.36%	0.28%	0.56%+	0.10%	0.00%
Portfolio turnover rate	34.1%†	39.2%	43.9%	31.9%	32.6%	46.2%
Net assets, end of period (in millions)	$ 10,167	$ 8,811	$ 7,943	$ 7,236	$ 6,300	$ 4,482

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

+ Includes the effect of a one-time special dividend (0.38% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/07‡	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE						
Beginning of period	$ 35.78	$ 32.72	$ 30.93	$ 28.48	$ 21.97	$ 29.02
Investment activities						
Net investment income	0.05	0.07	0.03	0.13	0.02	–
Net realized and unrealized gain (loss)	3.09	3.07	1.76	2.46	6.52	(7.04)
Total from investment activities	3.14	3.14	1.79	2.59	6.54	(7.04)
Distributions						
Net investment income	–	(0.08)	–	(0.14)	(0.03)	–
Tax return of capital	–	–	–	–	–	(0.01)
Total distributions	–	(0.08)	–	(0.14)	(0.03)	(0.01)
NET ASSET VALUE						
End of period	**$ 38.92**	**$ 35.78**	**$ 32.72**	**$ 30.93**	**$ 28.48**	**$ 21.97**

Ratios/Supplemental Data

Total return^	**8.78%**	**9.60%**	**5.79%**	**9.10%**	**29.77%**	**(24.26)%**
Ratio of total expenses to average net assets	0.96%†	0.95%	0.98%	0.98%	0.98%	0.99%
Ratio of net investment income (loss) to average net assets	0.26%†	0.22%	0.11%	0.49%+	0.07%	(0.01)%
Portfolio turnover rate	34.1%†	39.2%	43.9%	31.9%	32.6%	46.2%
Net assets, end of period (in thousands)	$ 974,889	$ 835,279	$ 715,198	$ 996,280	$ 769,970	$ 538,571

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

\+ Includes the effect of a one-time special dividend (0.41% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/07‡	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	9/30/02 Through 12/31/02
NET ASSET VALUE						
Beginning of period	$ 35.37	$ 32.41	$ 30.73	$ 28.31	$ 21.93	$ 20.37
Investment activities						
Net investment income (loss)	–	(0.03)	(0.05)	0.02	(0.01)*	(0.02)*
Net realized and unrealized gain	3.06	3.04	1.73	2.48	6.42	1.58√
Total from investment activities	3.06	3.01	1.68	2.50	6.41	1.56
Distributions						
Net investment income	–	(0.05)	–	(0.08)	(0.03)	–
NET ASSET VALUE						
End of period	**$ 38.43**	**$ 35.37**	**$ 32.41**	**$ 30.73**	**$ 28.31**	**$ 21.93**
Ratios/Supplemental Data						
Total return^	8.65%	9.29%	5.47%	8.83%	29.23%*	7.66%*
Ratio of total expenses to average net assets	1.21%†	1.22%	1.29%	1.26%	1.35%*	1.35%*†
Ratio of net investment income (loss) to average net assets	0.01%†	(0.10)%	(0.16)%	0.25%+	(0.25)%*	(0.28)%*†
Portfolio turnover rate	34.1%†	39.2%	43.9%	31.9%	32.6%	46.2%
Net assets, end of period (in thousands)	$ 94,921	$ 75,818	$ 44,967	$ 31,211	$ 1,509	$ 108

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/06.

† Annualized

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

√ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

\+ Includes the effect of a one-time special dividend (0.44% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 99.9%		
CONSUMER DISCRETIONARY 10.5%		
Hotels, Restaurants & Leisure 2.1%		
International Game Technology	1,150,000	45,655
Marriott, Class A	1,700,000	73,508
McDonald's	400,000	20,304
MGM Mirage (1)	430,000	35,466
Wynn Resorts	707,000	63,411
		238,344
Household Durables 0.9%		
Fortune Brands	25,000	2,059
Harman International	800,000	93,440
		95,499
Internet & Catalog Retail 1.7%		
Amazon.com (1)	2,800,000	191,548
		191,548
Media 1.3%		
Grupo Televisa, ADR	1,300,000	35,893
Omnicom	790,000	41,807
Time Warner	1,000,000	21,040
Viacom, Class B (1)	1,150,000	47,874
		146,614
Multiline Retail 2.9%		
Kohl's (1)	2,570,000	182,547
Target	2,200,000	139,920
		322,467
Specialty Retail 1.0%		
Bed Bath & Beyond (1)	1,360,000	48,947
Home Depot	1,700,000	66,895
		115,842

Textiles, Apparel & Luxury Goods 0.6%		
Coach (1)	1,450,000	68,716
		68,716
Total Consumer Discretionary		1,179,030
CONSUMER STAPLES 4.3%		
Beverages 0.6%		
PepsiCo	950,000	61,607
		61,607
Food & Staples Retailing 2.5%		
CVS Caremark	5,380,000	196,101
Sysco	700,000	23,093
Wal-Mart	1,360,000	65,430
		284,624
Household Products 1.2%		
Procter & Gamble	2,200,000	134,618
		134,618
Total Consumer Staples		480,849
ENERGY 8.2%		
Energy Equipment & Services 5.2%		
Baker Hughes	1,700,000	143,021
Schlumberger	3,130,000	265,862
Smith International	3,100,000	181,784
		590,667
Oil, Gas & Consumable Fuels 3.0%		
EOG Resources	500,000	36,530
ExxonMobil	1,600,000	134,208
Murphy Oil	924,000	54,923
Sunoco	185,000	14,741

Total, ADR	1,150,000	93,127
		333,529
Total Energy		924,196

FINANCIALS 19.7%

Capital Markets 12.1%

Ameriprise Financial	820,000	52,127
Charles Schwab	5,050,000	103,626
E*TRADE Financial (1)	2,750,000	60,748
Franklin Resources	1,360,000	180,159
Goldman Sachs	700,000	151,725
Legg Mason	950,000	93,461
Mellon Financial	1,300,000	57,200
Merrill Lynch	845,000	70,625
Morgan Stanley	1,850,000	155,178
Northern Trust	1,500,000	96,360
State Street	2,900,000	198,360
UBS (CHF)	2,350,000	140,182
		1,359,751

Commercial Banks 0.6%

Wells Fargo	2,000,000	70,340
		70,340

Consumer Finance 1.4%

American Express	2,620,000	160,292
		160,292

Diversified Financial Services 2.0%

Chicago Mercantile Exchange Holdings	82,000	43,818
Citigroup	2,570,000	131,815
Deutsche Boerse (EUR)	70,000	7,922
Interactive Brokers, Class A (1)	240,300	6,519

IntercontinentalExchange (1)	200,000	29,570
		219,644
Insurance 3.1%		
American International Group	2,530,000	177,176
Hartford Financial Services	430,000	42,359
Prudential Financial	1,285,000	124,941
		344,476
Thrifts & Mortgage Finance 0.5%		
Countrywide Financial	1,700,000	61,795
		61,795
Total Financials		2,216,298
HEALTH CARE 16.9%		
Biotechnology 3.6%		
Amgen (1)	10,000	553
Celgene (1)	1,460,000	83,702
Genentech (1)	1,925,000	145,645
Gilead Sciences (1)	4,370,000	169,425
		399,325
Health Care Equipment & Supplies 3.3%		
Alcon	310,000	41,822
Baxter International	400,000	22,536
Medtronic	2,570,000	133,280
St. Jude Medical (1)	2,050,000	85,055
Stryker	1,300,000	82,017
		364,710
Health Care Providers & Services 5.7%		
Aetna	2,100,000	103,740
Cardinal Health	845,000	59,691
Express Scripts (1)	1,460,000	73,014

Humana (1)	680,000	41,419
Laboratory Corporation of America (1)	460,000	36,000
Medco (1)	1,060,000	82,669
UnitedHealth Group	2,050,000	104,837
WellPoint (1)	1,730,000	138,106
		639,476
Life Sciences Tools & Services 0.1%		
Thermo Fisher Scientific (1)	300,000	15,516
		15,516
Pharmaceuticals 4.2%		
Allergan	790,000	45,536
Eli Lilly	770,000	43,028
Merck	1,330,000	66,234
Novartis (CHF)	910,000	51,113
Roche Holding (CHF)	550,000	97,359
Schering-Plough	1,900,000	57,836
Sepracor (1)	400,000	16,408
Wyeth	1,700,000	97,478
		474,992
Total Health Care		1,894,019
INDUSTRIALS & BUSINESS SERVICES 9.5%		
Aerospace & Defense 1.7%		
General Dynamics	1,420,000	111,073
Rockwell Collins	550,000	38,852
United Technologies	610,000	43,267
		193,192
Air Freight & Logistics 0.4%		
Expeditors International of Washington	1,000,000	41,300
		41,300

Construction & Engineering 0.5%		
Foster Wheeler (1)	550,000	58,844
		58,844
Industrial Conglomerates 3.9%		
GE	10,540,000	403,471
McDermott International (1)	460,000	38,235
		441,706
Machinery 3.0%		
Danaher	3,400,000	256,700
Illinois Tool Works	880,000	47,687
Joy Global	550,000	32,082
		336,469
Total Industrials & Business Services		1,071,511
INFORMATION TECHNOLOGY 25.1%		
Communications Equipment 5.7%		
Cisco Systems (1)	7,300,000	203,305
Corning (1)	2,200,000	56,210
Juniper Networks (1)	4,750,000	119,557
LM Ericsson (SEK)	16,300,000	64,941
Nokia, ADR	3,650,000	102,602
QUALCOMM	2,100,000	91,119
		637,734
Computers & Peripherals 3.0%		
Apple (1)	1,400,000	170,856
Dell (1)	2,390,000	68,234
EMC (1)	3,850,000	69,685
Hewlett-Packard	700,000	31,234
		340,009

Internet Software & Services 3.9%		
eBay (1)	2,800,000	90,104
Google, Class A (1)	523,000	273,728
Monster Worldwide (1)	1,270,000	52,197
Yahoo! (1)	1,000,000	27,130
		443,159
IT Services 1.6%		
Accenture, Class A	610,000	26,163
Automatic Data Processing	3,000,000	145,410
Paychex	325,000	12,714
		184,287
Semiconductor & Semiconductor Equipment 5.4%		
Analog Devices	2,140,000	80,550
Applied Materials	1,000,000	19,870
ASML Holding, ADS (1)	1,760,000	48,312
Intel	3,700,000	87,912
Marvell Technology Group (1)	5,500,000	100,155
Maxim Integrated Products	2,350,000	78,513
Texas Instruments	2,500,000	94,075
Xilinx	3,500,000	93,695
		603,082
Software 5.5%		
Adobe Systems (1)	1,500,000	60,225
Autodesk (1)	2,140,000	100,751
Electronic Arts (1)	1,300,000	61,516
Intuit (1)	950,000	28,576
Microsoft	9,350,000	275,544
Oracle (1)	4,460,000	87,907
		614,519
Total Information Technology		2,822,790

MATERIALS 1.3%		
Chemicals 1.0%		
Monsanto	1,555,000	105,025
		105,025
Metals & Mining 0.3%		
Freeport McMoRan Copper Gold	430,000	35,612
		35,612
Total Materials		140,637
TELECOMMUNICATION SERVICES 4.4%		
Diversified Telecommunication Services 0.3%		
AT&T	730,000	30,295
		30,295
Wireless Telecommunication Services 4.1%		
America Movil, ADR	2,620,000	162,257
American Tower Systems, Class A (1)	3,650,000	153,300
Bharti Airtel (INR) (1)	665,000	13,675
MetroPCS Communications (1)	845,000	27,919
Rogers Communications, Class B	2,500,000	106,225
		463,376
Total Telecommunication Services		493,671
Total Common Stocks (Cost $7,985,871)		11,223,001
SHORT-TERM INVESTMENTS 0.4%		
Money Market Funds 0.4%		
T. Rowe Price Reserve Investment Fund, 5.37% (2)(3)	43,962,585	43,963
Total Short-Term Investments (Cost $43,963)		43,963

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 6/30/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 21,673	$ 31,274
Net realized gain	298,684	316,621
Change in net unrealized gain	581,210	508,511
Increase in net assets from operations	901,567	856,406
Distributions to shareholders		
Net investment income		
Investor Class	–	(32,104)
Advisor Class	–	(1,857)
R Class	–	(106)
Decrease in net assets from distributions	–	(34,067)
Capital share transactions*		
Shares sold		
Investor Class	1,369,533	1,585,555
Advisor Class	153,029	171,153
R Class	22,791	44,407
Shares issued in connection with fund acquisition - Investor Class	–	57,491
Distributions reinvested		
Investor Class	–	31,020
Advisor Class	–	1,796
R Class	–	106
Shares redeemed		
Investor Class	(830,712)	(1,551,897)
Advisor Class	(90,358)	(123,594)
R Class	(10,861)	(19,448)
Increase in net assets from capital share transactions	613,422	196,589
Net Assets		
Increase during period	1,514,989	1,018,928
Beginning of period	9,722,139	8,703,211
End of period	**$ 11,237,128**	**$ 9,722,139**
Undistributed net investment income	21,673	–

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Blue Chip Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has three classes of shares: the Blue Chip Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1993; the Blue Chip Growth Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the Blue Chip Growth Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $229,000 for the six months ended June 30, 2007.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,410,674,000 and $1,771,357,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2006, the fund had $581,740,000 of unused capital loss carryforwards, of which $338,447,000 expire in 2010, and $243,293,000 expire in 2011.

At June 30, 2007, the cost of investments for federal income tax purposes was $8,029,834,000. Net unrealized gain aggregated $3,237,117,000 at period-end, of which $3,281,444,000 related to appreciated investments and $44,327,000 related to depreciated investments.

NOTE 4 - ACQUISITION

On November 31, 2006, the fund acquired substantially all of the assets of the Bremer Growth Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated September 20, 2006, and approved by shareholders of the acquired fund on November 3, 2006. The acquisition was accomplished by a tax-free exchange of 1,655,855 shares of the fund (with a value of $57,491,000) for all 4,199,664 shares of the acquired fund outstanding on November 10, 2006 with the same value. The net assets of the acquired fund at that date included $12,098,000 of unrealized appreciation. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $8,561,973,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.30% of the fund’s average daily net assets up to $15 billion and 0.255% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $62,000 for Price Associates, $1,969,000 for T. Rowe Price Services, Inc., and $3,419,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2007, the fund was charged $509,000 for shareholder servicing costs related to the college savings plans, of which $395,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2007, approximately 5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2007, the fund was allocated $472,000 of Spectrum Funds’ expenses, of which $273,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2007, approximately 7% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $1,036,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $43,963,000 and $12,545,000, respectively.

NOTE 6 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended June 30, 2007, the fund had outstanding borrowings on 16 days, in the average amount of $6,688,000, and at an average annual rate of 5.46%. There were no borrowings outstanding at June 30, 2007.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate for all three classes and expense ratio for the Investor Class and Advisor Class were generally at or below the median for comparable funds and that the expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Blue Chip Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007